Exhibit 99.1

EAST WEST AVE ACQUISITION CORP.

F-1

12361 Lewis St Ste 202 Garden Grove, CA 92840 Phone (714)-820-3316 Fax (714)-333-4992

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of East West Ave Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of East West Ave Acquisition Corp. (the “Company”) for the period from December 1, 2025 to August 3, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company from December 1, 2025 to August 3, 2026, in conformity with accounting principles generally accepted in the United States of America.

The Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statement, the Company has suffered losses from operations. Therefore, the Company has stated substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statement do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

F-2

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statement that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statement and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statement, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Going Concern

As described further in Note 2 to the financial statements, the Company has incurred losses from inception to August 3, 2026, and expects to incur additional losses in the future.

We determined the Company’s ability to continue as a going concern is a critical audit matter due to the estimation and uncertainty regarding the Company’s operation.

Our audit procedures related to the Company’s assertion on its ability to continue as a going concern included the following, among others:

We reviewed the Company’s working capital and cash in the banks and trust accounts and uses and sources of cash used in management’s assessment of whether the Company has sufficient liquidity to fund operations for at least one year from the financial statement issuance date. This testing included inquiries with management, the available cash and commitment from private placements, and Company’s relationships with its financing partners.

/s/ Fortune CPA, Inc

We have served as the Company’s auditor since 2025.

Garden Grove, CA

August 10, 2026

PCAOB # 6901

F-3

EAST WEST AVE ACQUISITION CORP.

BALANCE SHEET

As of August 3, 2026
ASSETS:
Cash	$867,845
Prepaid expense – current asset	7,800
Total Current Assets	875,645

Deferred offering costs	—
Investments held in trust account	100,500,000
Total Non-Current Assets	100,500,000
Total Assets	$101,375,645

LIABILITIES, TEMPORARY EQUITY, AND SHAREHOLDER’S EQUITY:
Liabilities
Accrued offering expense and accrued liabilities	3,200
Total Current Liabilities	3,200
Total Liabilities	3,200

Commitments and Contingencies (Note 6)

Ordinary shares subject to possible redemption, $0.0001 par value; 500,000,000 shares authorized; 10,000,000 shares issued and outstanding at redemption value	100,500,000

Shareholder’s Equity
Preference stock, $0.0001 par value; 4,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value, 500,000,000 shares authorized; 2,847,500 shares issued and outstanding (1)	285
Additional paid-in capital	911,991
Subscriptions receivable	—
Accumulated deficit	(39,831)
Total Shareholder’s Equity	872,445
TOTAL LIABILITIES, TEMPORARY EQUITY, AND SHAREHOLDER’S EQUITY	$101,375,645

(1) Reflects the forfeiture of 375,000 Founder Shares upon the underwriters’ waiver of the over-allotment option in full at the closing of the IPO (see Note 5).

The accompanying notes are an integral part of the financial statements.

F-4

EAST WEST AVE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

East West Ave Acquisition Corp. (the “Company”) is a blank check company incorporated in Nevada on October 30, 2025. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). While the Company may pursue an acquisition opportunity in any business, industry, sector or geographical location, the Company intends to focus on industries that complement its management team’s background, and to capitalize on the ability of the Company’s management team to identify and acquire a business. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of August 3, 2026, the Company had not yet commenced any operations. All activity for the period from October 30, 2025 (inception) through August 3, 2026 related to the Company’s formation and the Initial Public Offering (the “IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash from the proceeds derived from the IPO. The Company has selected November 30 as its fiscal year end.

The Company’s sponsors are East West Avenue LLC (the “Sponsor A”), a Delaware limited liability company, and NFR Capital Limited (the “Sponsor B”), a Hong Kong company (the “Sponsors”, each a “Sponsor”, and together with the Company’s directors and officers, the “Insiders”).

The registration statement for the Company’s initial public offering (the “IPO”), became effective on June 16, 2026. On August 3, 2026, the Company consummated its initial public offering of 10,000,000 units at $10.00 per unit (the “Units” and, with respect to the shares of common stock included in the Units being offered, the “Public Shares”) which is discussed in Note 3 (the “Initial Public Offering”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 272,500 units (the “Private Units”) to the Company’s sponsors including 192,500 Private Units issued to Sponsor A; and 80,000 Private Units issued to Sponsor B. The Private Units were sold at $10.00 per Unit, generating gross proceeds of $2,725,000.

Transaction costs amounted to $2,087,724, consisting of $750,000 of cash underwriting fees, $750,000 representing the fair value of the Representative Shares issued as underwriting compensation and $587,724 of other offering costs. The deferred underwriting commission is payable solely in equity upon completion of a Business Combination and, accordingly, has not been recorded as a liability. As of August 3, 2026, cash of $867,845 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below) (excluding the amount of any taxes payable on the income earned on the Trust Account) at the time of the execution of an agreement to enter into a Business Combination. However, the Company will complete a Business Combination only if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Upon the closing of the IPO and the Private Placement on August 3, 2026, a total of $100,500,000 was placed in a trust account (“Trust Account”), located in the United States with Equiniti Trust Company, LLC acting as trustee, and may be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, that invest only in direct U.S. government treasury obligations, the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay up to $100,000 in dissolution expenses, the proceeds from the IPO and the sale of the Private Units will not be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of the Company’s Public Shares if the Company is unable to complete its initial Business Combination within the Combination Period (as defined below), subject to applicable law, and (iii) the redemption of the Company’s Public Shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated articles of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company has not consummated an initial Business Combination within the Combination Period (as defined below), or with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders. For the avoidance of doubt, the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will not be used to pay any federal, state, local, excise or other tax associated with the Company being a Nevada corporation. The Sponsors will provide sufficient loans as working capital to the Company to pay any such taxes owed from an account other than the Trust Account

F-5

The Company will provide its public shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of the initial Business Combination either (i) in connection with a shareholder meeting called to approve the initial Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account (which interest shall be net of up to $100,000 of interest released to the Company to pay dissolution expenses) divided by the number of then outstanding public shares, subject to the limitations and on the conditions described herein. The amount in the Trust Account is initially anticipated to be $10.05 per public share. These Public Shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will have until 12 months from the closing of the IPO (or 15 months if the Company enters into a definitive business combination agreement within 12 months from the closing of this offering) or with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (the “Combination Period”). If the Company is unable to complete its initial Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of up to $100,000 of interest released to the Company to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to its obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s Public Rights (as defined below), which will expire worthless if the Company fails to complete its initial Business Combination within the Combination Period.

The Company’s Insiders have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their Founder Shares (as defined below), shares of Common Stock (the “Private Shares”) included in the Private Units (as defined below) and Public Shares in connection with the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their Founder Shares and Private Shares and Public Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated articles of incorporation; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Shares if the Company fails to complete its initial Business Combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination within the prescribed time frame and to liquidating distributions from assets outside the Trust Account; and (iv) vote any Founder Shares and Private Shares held by them and any Public Shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of the initial Business Combination (except that any Public Shares such parties may purchase in compliance with the requirements of Rule 14e-5 under the Exchange Act would not be voted in favor of approving the Business Combination transaction).

In order to protect the amounts held in the Trust Account, the Sponsors have agreed that they will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less permitted withdrawals, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will they apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsors to reserve for such indemnification obligations, nor has the Company independently verified whether its Sponsors has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsors’ only assets are securities of the Company. The Sponsors may not be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the initial Business Combination and redemptions could be reduced to less than $10.00 per public share. In such event, the Company may not be able to complete its initial Business Combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

F-6

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern Considerations

As of August 3, 2026, the Company had $867,845 in cash, working capital of $872,445, and an accumulated deficit of $39,831. Subsequent to the consummation of the IPO, the Company’s liquidity has been satisfied through the net proceeds from the IPO and the Private Placement. The Company has incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Insiders or an affiliate of the Insiders may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Up to $3,000,000 of such Working Capital Loans may be convertible into units at a price of $10.00 per unit at the option of the lender (See Note 5).

The Company initially has until August 3, 2027 to consummate the initial Business Combination. However, the Company may extend the period of time to consummate a Business Combination (up to by November 3, 2027 to complete a Business Combination). If the Company is unable to consummate the Company’s initial Business Combination by August 3, 2027 (or up to by November 3, 2027, if extended), the Company will, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of up to $100,000 of interest released to the Company to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to its obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s Public Rights (as defined below), which will expire worthless if the Company fails to complete its initial Business Combination within the Combination Period.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the mandatory liquidation and subsequent dissolution that would be required if the Company is unable to complete an initial Business Combination by the end of the Combination Period, together with the redemption features of the Public Shares that are classified as temporary equity, raise substantial doubt about the Company’s ability to continue as a going concern for a period of at least one year from the date these financial statements are issued. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis of Presentation

The accompanying financial statements are presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable.

The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

F-7

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash

Cash includes deposits held by financial institutions that can be added to or withdrawn without limitation. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $867,845 cash balance as of August 3, 2026.

Cash Held in Trust Account

As of August 3, 206, the Company had $100,500,000 in cash held in the Trust Account.

Prepaid expense

Prepaid expenses are comprised of prepaid consultancy fees, professional fees and office supplies. These amounts are recognized as expenses on a straight-line basis over the relevant non-cancellable contract term or expected benefit period, so the balances are realized over the life of the underlying arrangements, with the portion expected to be expensed within the next twelve months classified as current and the remainder as non-current. Prepaid expenses are not subject to expected credit loss assessment, as they represent advance payments for goods or services to be received from counterparties rather than contractual rights to receive cash. The Company had $7,800 prepaid expenses as of August 3, 2026.

Deferred Offering Costs

Deferred offering costs consist principally of professional and registration fees that are related to the IPO. The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering.” Financial Accounting Standards Board (“FASB”) ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate IPO proceeds from the Public Units between common stock and rights, using the residual method by allocating IPO proceeds first to assigned value of the rights and then to the common stock. Offering costs allocated to the shares of common stock subject to possible redemption will be charged to temporary equity, and offering costs allocated to the rights included in the Public Units and Private Units will be charged to shareholder’s equity as the rights, after management’s evaluation, will be accounted for under equity treatment. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations. As of August 3, 2026, the Company had no deferred offering costs, as such costs were reclassified to equity upon the closing of the IPO.

Ordinary Share Subject to Possible Redemption

The Company accounts for its ordinary share subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. Ordinary share subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable ordinary share (including ordinary share that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary share is classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption is presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

The Company’s redeemable ordinary share is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The accretion or remeasurement is treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital).

As of August 3, 2026, the amounts of ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$100,000,000
Less
Proceeds allocated to public rights	(2,400,000)
Allocation of offering costs related to redeemable shares	(2,037,619)
Plus
Accretion of carrying value to redemption value	4,937,619
Ordinary shares subject to possible redemption	$100,500,000

F-8

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriters’ over-allotment option is deemed to be a freestanding financial instrument indexed to the contingently redeemable shares and will be accounted for as a liability pursuant to ASC 480 if not fully exercised at the time of the IPO. The over-allotment option was waived in full by the underwriters at the closing of the IPO.

Rights

The Company accounts for rights as either equity-classified or liability-classified instruments based on an assessment of the rights specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the rights are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the rights meet all of the requirements for equity classification under ASC 815, including whether the rights are indexed to the Company’s own common shares and whether the rights holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of rights issuance and as of each subsequent quarterly period end date while the rights are outstanding.

For issued or modified rights that meet all of the criteria for equity classification, the rights are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified rights that do not meet all the criteria for equity classification, the rights are required to be treated as liabilities, and recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the rights are recognized as a non-cash gain or loss on the statements of operations.

As the rights issued upon the IPO and private placements meet the criteria for equity classification under ASC 480, therefore, the rights are classified as equity. As of August 3, 2026, an aggregate of 10,272,500 rights (10,000,000 public rights and 272,500 private rights) were issued and outstanding and classified within shareholder’s equity.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which at times may exceed the Federal depository insurance coverage of $250,000. As of August 3, 2026, the Company held $867,845 in United States bank accounts, and the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such an account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

F-9

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the IPO, the Company sold 10,000,000 Units at a purchase price of $10.00 per unit. Each Unit consist of one share of common stock and one right to receive one-fourth (1/4) of a share of common stock (each, a “Public Right”). Each holder of a Public Right will automatically receive one-fourth (1/4) of one share of common stock upon consummation of the initial Business Combination.

The Company granted the underwriter a 45-day option from the date of the final prospectus relating to the IPO to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the IPO price, less underwriting discounts and commissions. The over-allotment option was waived in full by the underwriters at the closing of the IPO.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the IPO, Sponsor A and Sponsor B purchased 192,500 Private Units and 80,000 Private Units, respectively, or an aggregate of 272,500 Private Units at a price of $10.00 per Private Unit from the Company in a private placement. The Private Units are identical to the Units sold in the IPO except that the Private Units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until after the completion of the Business Combination. If the Company does not complete the Business Combination within the Combination Period, the Private Units (and the underlying securities) will expire worthless. Upon separation, the Private Units will be separated into 272,500 Private Shares and 272,500 Private Rights. The 272,500 Private Shares are included in common stock and classified within permanent equity.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On November 8, 2025, the Company’s Sponsor A paid $5,000 in exchange for 20,000 shares of common stock, or approximately $0.25 per share. On November 20, 2025, the Company issued a dividend of approximately 142.75 founder shares for every issued and outstanding founder share, or an aggregate of 2,855,000 founder shares (the “Dividend Shares), in exchange for an additional consideration of $20,000, resulting in the Sponsor holding an aggregate of 2,875,000 founder shares (the “Founder Shares”) for a per share consideration of $0.0087.

On July 30, 2026, Our Sponsor A entered into a securities transfer agreement with each of our directors, pursuant to which, the Sponsor A transferred (w) 100,000 Founder Shares to Ms. Molly Huang, the CEO, President and director of the Company, (x) 40,000 founder shares to Mr. Kerkaert, the CFO of the Company; (y) 20,000 Founder Shares to each of Mr. Samir Parikh and Masahiro Honna, the independent director of the Company, (z) 10,000 Founder Shares to Mr. Irfan Verjee, the independent director of the Company, immediately after the IPO. The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 11,500,000 units if the underwriters’ over- allotment option is exercised in full, and therefore that such founder shares would represent 20% of the outstanding shares after the IPO (not including the Representative Shares, Private Shares, or any share underlying the units issuable upon conversion of Working Capital Loans). As the underwriters waived the over-allotment option in full at the closing of the IPO, 375,000 Founder Shares were forfeited by Sponsor A, resulting in 2,500,000 Founder Shares outstanding as of August 3, 2026.

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The Company’s Insiders have agreed not to transfer, assign or sell any of their Founder Shares until: (i) with respect to 50% of the Founder Shares, the earlier of (x) six months after the date of the consummation of the initial Business Combination or (y) the date on which the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination and (ii) with respect to the remaining 50% of the Founder Shares, six months after the date of the consummation of the initial Business Combination; except to certain permitted transferees and under certain circumstances. Although no such transfers or cancellations are contemplated, the Company could agree to permit such transfer or cancellation to facilitate the closing of the Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial stockholders with respect to any Founder Shares. The Company refers to such transfer restrictions throughout this prospectus as the lock-up. Notwithstanding the foregoing, if the Company consummates a transaction after the initial Business Combination which results in its stockholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the lock-up.

Promissory Note — Related Party

On November 8, 2025, the Sponsor A agreed to loan the Company an aggregate of up to $500,000 to be used for a portion of the expenses of the IPO. The loan is non-interest bearing, unsecured and shall be payable on the earlier of (i) December 31, 2026 or (ii) the closing of the IPO. These loans will be repaid out of the proceeds not held in the Trust Account. As of August 3, 2026, the Company had repaid the promissory note in full upon the closing of the IPO and had no outstanding balance under the promissory note.

Related Party Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Insiders or an affiliate of the Insiders may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Up to $3,000,000 of such Working Capital Loans may be convertible into units at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Units. As of August 3, 2026, the Company had no borrowings under the Working Capital Loans.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the recent escalation of the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the escalation of the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

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Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Registration Rights

The holders of the Founder Shares, Private Units, and units that may be issued on conversion of Working Capital Loans (and in each case holders of their component securities, as applicable) will have registration rights to require the Company to register a sale of any of the Company’s securities held by them and any other securities of the Company acquired by them prior to the consummation of the initial Business Combination pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company has granted the underwriters a 45-day option to purchase up to 1,500,000 additional Units to cover over-allotments at the IPO price, less the underwriting discounts and commissions. The underwriters waived the over-allotment option in full at the closing of the IPO.

At the closing of the IPO, the underwriters became entitled to underwriting compensation equal to 0.75% of the gross proceeds of the IPO, or $750,000 in the aggregate (or $862,500 if the underwriter’s over-allotment option is exercised in full), payable in cash. In addition, as part of the underwriting compensation payable at the closing of the IPO, the Company agreed to issue to the Representative 75,000 shares of its common stock, (or up to 86,250 shares of common stock if the underwriters’ over-allotment option is exercised in full) (the “Representative Shares”).

In addition to the underwriting compensation payable at the closing of the IPO, the Company agreed to pay a deferred underwriting commission, payable solely in equity, upon the completion of the initial Business Combination. The deferred underwriting commission will consist of shares of common stock equal to 1.50% of the aggregate number of shares sold in the IPO, including any shares sold pursuant to the underwriters’ over-allotment option (the “deferred underwriting compensation shares”). The deferred underwriting compensation shares will be issued only upon the consummation of the initial Business Combination and will be subject to a three-month lock-up period following the completion of the Business Combination.

In addition, the Company has agreed to bear all costs and expenses relating to the IPO, including legal and accounting fees, printing and filing expenses, SEC and FINRA filing fees, transfer agent and rights agent fees, and other customary expenses incurred in connection with the IPO. The Company has also agreed to reimburse the underwriters for out-of-pocket expenses incurred in connection with this offering, subject to a cap of $100,000.

Representative Shares

The Company issued to the Representative an aggregate of 75,000 Representative Shares at the closing of the IPO. The Company accounted for such shares as an offering cost of the IPO, with a corresponding credit to shareholder’s equity. The fair value of the Representative Shares was estimated at $750,000 by reference to the $10.00 per share offering price of the Public Shares, without adjustment for the 180-day lock-up and transfer restrictions imposed under FINRA Rule 5110. Because the Representative Shares are recorded as an offering cost of the IPO with a corresponding credit to shareholder’s equity, their measurement has no net effect on total shareholder’s equity.

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The Representative Shares are identical to the Public Shares underlying the Units sold in the IPO, except that such shares have been deemed underwriting compensation by FINRA and are subject to the lock-up restrictions imposed by FINRA Rule 5110(e)(1). Pursuant to that rule, the Representative Shares may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of, nor may any transaction be entered into that would result in the economic disposition of such shares, for a period of 180 days immediately following the commencement of sales of the public units, except as permitted by FINRA Rule 5110(e)(2).

In addition, The Company will issue to the Representative an aggregate of 150,000 deferred underwriting compensation shares (or up to 172,500 deferred underwriting compensation shares if the underwriters’ over-allotment option is exercised in full at the closing of the IPO) upon the completion of the initial Business Combination. The deferred underwriting compensation shares have been deemed underwriting compensation by FINRA and are subject to the applicable restrictions under FINRA Rule 5110.

The underwriters have agreed to (i) waive their redemption rights with respect to their Representative Shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Representative Shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated articles of incorporation, (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Representative Shares if the Company fails to complete its initial Business Combination within the Combination Period, and (iv) vote any Representative Shares held by them in favor of the initial Business Combination.

NOTE 7. SHAREHOLDER’S EQUITY

Preferred Stock — The Company is authorized to issue a total of 4,000,000 shares of preferred stock with a par value of $0.0001 per share. As of August 3, 2026, there were no shares of preferred stock issued or outstanding.

Common Stock — The Company is authorized to issue 500,000,000 shares of common stock with a par value of $0.0001 per share. Holders of shares of common stock were entitled to one vote for each share.

As of August 3, 2026, there were 2,847,500 shares of common stock issued and outstanding (excluding 10,000,000 shares subject to possible redemption) consist of 2,500,000 Founder Shares, 272,500 Private Shares included in the Private Units, and 75,000 Representative Shares. As the underwriters waived the over-allotment option in full at the closing of the IPO, 375,000 Founder Shares were forfeited by Sponsor A so that the number of Founder Shares represents 20% of the Company’s issued and outstanding ordinary shares after the IPO (excluding the Representative Shares, Private Shares, or any share underlying the units issuable upon conversion of Working Capital Loans).

Right — As of August 3, 2026, an aggregate of 10,272,500 rights (10,000,000 public rights and 272,500 private rights) were outstanding. Except in cases where the Company is not the surviving company in a Business Combination, each holder of a right will automatically receive one-fourth (1/4) of one share of common stock upon consummation of the initial Business Combination. even if the holder of a public right converted all shares of common stock held by him, her or it in connection with the initial Business Combination or an amendment to the Company’s certificate of incorporation with respect to its pre-business combination activities. In the event the Company will not be the surviving company upon completion of its initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-fourth (1/4) of one share underlying each right upon consummation of the Business Combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional shares of common stock upon consummation of the initial Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a business combination in which it will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the common stock will receive in the transaction on an as-converted into common stock basis.

The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Nevada Revised Statutes. As a result, holder of rights must hold rights in multiples of 4 in order to receive shares for all of their rights upon closing of the Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of the initial Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Note 8. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through August 10, 2026, the date that the financial statements were available to be issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

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